                                                                       EXHIBIT 1

                            I. TRANSACTION OVERVIEW


OFFERED CERTIFICATES (assuming an amortizing structure)

                                                      SUBCLASS A-9 CERTIFICATES
                                                      -------------------------
Aggregate Initial Principal Amount                             $550,000,000
Expected Ratings
     Fitch                                                               AA
     Moody's                                                            Aa2
     Standard & Poor's                                                   AA
Interest Rate                                                    LIBOR + o%
Initial Loan to Value (1)                                             57.7%
Initial Loan to Assumed First Year's
  Net Revenue (2)                                                     4.70x
Assumed Interest Coverage Ratio (3)                                   3.64x
Assumed Debt Service Coverage Ratio (4)                               3.64x
Expected Final Payment Date (5)                                May 15, 2007
Expected Weighted Average Life (Years)                                  4.5
Expected Principal Amortization Period                     January 15, 2004
                                                            to May 15, 2007
Final Maturity Date                                          March 15, 2019

-----------
(1) "Initial Loan to Value" represents (i) the aggregate principal amount of the class A certificates divided by (ii) the aggregate appraised value of the aircraft as of January 31, 2001, plus $80 million, the expected amount of the liquidity reserve amount, net of security deposits, on the closing date.
(2) "Assumed First Year's Net Revenue" means gross revenue less leasing costs, servicer fees, administrative agent fees, cash manager fees and other general and administrative costs
(3) "Assumed Interest Coverage Ratio" means Assumed First Year's Net Revenue divided by Assumed First Year's Interest. "Assumed First Year's Interest" means the interest payable on the subclass A-9 certificates and each other subclass of class A certificates then outstanding
(4) "Assumed Debt Service Coverage Ratio" means Assumed First Year's Net Revenue divided by Assumed First Year's Interest and Minimum Principal. "Assumed First Year's Interest and Minimum Principal" means (a) the interest and minimum principal payments on the subclass A-9 certificates plus (b) the interest and minimum principal payments assumed to be payable on each other subclass of class A certificates currently outstanding
(5) "Expected Final Payment Date" with respect to the subclass A-9 certificates means the date by which all the principal on the subclass A-9 certificates will be paid based on the Base Case

USE OF PROCEEDS
The net cash proceeds from this offering of $550 million will be used to refinance the existing subclass A-7 certificates.

                            I. TRANSACTION OVERVIEW
                                  (continued)

EXISTING CERTIFICATES


                                  OUTSTANDING             RATINGS           ANNUAL INTEREST
   CLASS OR SUBCLASS OF        PRINCIPAL AMOUNT        (MOODY'S/S&P/         RATE (PAYABLE         ASSUMED FINAL          FINAL
  CERTIFICATES AND NOTES       (AS OF 15-FEB-01)           FITCH)               MONTHLY)         PAYMENT DATE (1)     MATURITY DATE
------------------------       -----------------       -------------        ---------------      ----------------     -------------
                                 ($ MILLIONS)
Subclass A-4                       200.0                 Aa2/AA/AA              LIBOR+0.620%       Mar 15, 2003        Mar 15, 2019
Subclass A-6                       450.4                 Aa2/AA/AA              LIBOR+0.340%       Jan 15, 2004        Mar 15, 2019
Subclass A-7                       550.0                 Aa2/AA/AA              LIBOR+0.260%       Mar 15, 2001        Mar 15, 2019
Subclass A-8                       700.0                 Aa2/AA/AA              LIBOR+0.375%       Mar 15, 2003        Mar 15, 2019
Class B                            279.4                   A2/A/A               LIBOR+0.750%       Dec 15, 2016        Mar 15, 2019
Class C                            349.8                Baa2/BBB/BBB                  8.150%       Nov 15, 2013        Mar 15, 2019
Class D                            395.1                 Ba2/BB/BB                   10.875%       Dec 15, 2016        Mar 15, 2019
Class E (notes only) (2)           591.2                       -                  20.000% (3)            -             Mar 15, 2019

-----------
(1) Assumed Final Payment Dates were determined based on the assumptions described under "Airplanes Group Performance Assumptions" in Exhibit 2 to this report
(2)  Held by General Electric Capital Corporation
(3) The annual interest rate on the class E notes is adjusted by reference to changes in the U.S. Consumer Price Index since March 28, 1996. As of February 15, 2001, the annual interest rate on the class E notes was 22.24%. Except for the class E minimum interest amount and supplemental interest amount, payable at 1% and 10% per annum, respectively, no principal or interest is payable on the class E notes until the more senior classes of notes have been paid in full

                            I. TRANSACTION OVERVIEW
                                  (CONTINUED)



AIRCRAFT SUMMARY

                     ORIGINAL TRANSACTION    1998 REFINANCING       2001 REFINANCING
                        MARCH 1996 (1)        MARCH 1998 (2)      JANUARY 31, 2001 (3)
                     --------------------    ----------------     --------------------
Number of Aircraft           229                   218                     193
                                                 (% OF
NARROWBODY MODELS                            APPRAISED VALUE)
A320-200                    8.82                  9.67                   10.41
B727-200A                   0.24                  0.21                    0.23
B737-200A                   4.34                  4.46                    3.37
B737-200C                   0.42                  0.44                       -
B737-300                    5.92                  6.41                    6.21
B737-400                   13.90                 15.41                   16.82
B737-500                    5.85                  6.14                    6.97
B757-200                    3.07                  3.32                    3.53
DC9-14                      0.05                  0.05                       -
DC9-15                      0.15                  0.14                       -
DC9-32                      0.86                  0.78                    0.71
DC9-51                      0.50                  0.49                    0.43
F-100                       7.37                  6.77                    6.15
MD-82                       0.94                  0.95                    1.06
MD-83                      12.36                 12.99                   13.82
MD-87                       0.40                  0.39                    0.39
                           -----                 -----                  ------
SUBTOTAL                   65.19                 68.62                   70.09

WIDEBODY MODELS
A300-B4-100                 0.64                  0.45                       -
A300-B4-200                 0.79                  0.65                    0.57
A300-C4-203                 0.45                  0.42                    0.47
B747-200BC (4)              0.85                  0.98                      -
B767-200ER                  1.32                  1.38                    1.37
B767-300ER                  6.29                  6.78                    7.23
DC10-30                     1.00                     -                       -
MD-11                       5.86                  6.23                    5.94
                           -----                 -----                  ------
SUBTOTAL                   17.20                 16.89                   15.57

FREIGHTER MODELS
B747-200SF                     -                     -                    0.96
DC8-71F                    11.21                  8.71                    7.64
DC8-73CF                    0.51                  0.52                    0.54
DC10-30F                    0.96                     -                       -
                           -----                 -----                  ------
SUBTOTAL                   12.68                  9.23                    9.14

TURBOPROP MODELS
ATR42-300                   0.65                  0.65                    0.68
DHC8-100                    0.90                  0.94                    0.98
DHC8-300                    3.26                  3.55                    3.45
METRO-III                   0.12                  0.12                    0.09
                           -----                 -----                  ------
SUBTOTAL                    4.93                  5.26                    5.20

-----------

(1) Using appraised values as of October 31, 1995 (aggregate value of $4,527 million)

(2) Using appraised values as of January 23, 1998 (aggregate value of $3,813 million)

(3) Using appraised values as of January 31, 2001 (aggregate value of $3,135 million)

(4) This aircraft completed its conversion to a freighter, B747-200SF, on March 27, 1998

                            I. TRANSACTION OVERVIEW
                                  (CONTINUED)



LESSEE SUMMARY

                                    BY PERCENT OF TOTAL APPRAISED VALUE (%)
                        --------------------------------------------------------------
                        ORIGINAL TRANSACTION   1998 REFINANCING     2001 REFINANCING
                           MARCH 1996 (1)        MARCH 1998 (2)   JANUARY 31, 2001 (3)
                        --------------------   ----------------   --------------------
Number of Lessees                 83                   74                   66
Number of Countries               40                   38                   35
Europe (excluding CIS)          34.4%                33.6%                33.7%
Latin America                   28.4%                33.7%                29.9%
North America                   17.3%                17.2%                22.0%
Asia & Far East                 15.0%                10.3%                10.0%
Africa                           0.7%                 1.5%                 1.3%
Other (including CIS)            1.1%                 0.5%                 0.5%
Australia & New Zealand          0.3%                 0.3%                 0.3%
Off-lease                        2.8%                 2.9%                 2.3%



NOISE RESTRICTIONS

                                    BY PERCENT OF TOTAL APPRAISED VALUE (%)
                        --------------------------------------------------------------
                        ORIGINAL TRANSACTION   1998 REFINANCING     2001 REFINANCING
                           MARCH 1996 (1)        MARCH 1998 (2)   JANUARY 31, 2001 (3)
                        --------------------   ----------------   --------------------
Stage 3                        93.4%                 93.4%                94.2%
Stage 3 Hush-kitted             0.0%                  0.0%                 0.8%
Stage 2                         6.6%                  6.6%                 5.0%

----------------
(1)     Using appraised values as of October 31, 1995
(2)     Using appraised values as of January 23, 1998
(3)     Using appraised values as of January 31, 2001

TRANSACTION     On March 28, 1996, Airplanes Limited and Airplanes U.S. Trust
BACKGROUND      (together, Airplanes U.S. Trust (together, "Airplanes Group"
                or "APG") established pass through trusts to offer and sell
                $4,048 million in aggregate principal amount of subclass A-1, A-2, A-3, A-4 and A-5 and class B, C and D pass through certificates. The proceeds from this offering, together with the proceeds from the sale of the class E notes of Airplanes Group, were used to acquire a portfolio of 229 aircraft from GPA Group plc (now known as debis AirFinance Ireland plc) and its subsidiaries.

                On March 16, 1998, APG established pass through trusts to offer and sell $2,437 million in aggregate principal amount of subclass A-6, A-7 and A-8 and class B certificates in connection with the refinancing of the subclass A-1, A-2 and A-3 and existing class B certificates.

                            I. TRANSACTION OVERVIEW
                                  (continued)

ASSETS As of January 31, 2001, APG's portfolio of aircraft consisted of 193 aircraft

                o    187 contracted leases with 66 lessees in 35 countries
                o    Liquidity reserve consisting of
                     o   $80MM in maintenance reserve amount
                     o Cash security deposit reserve amount of approximately $35.4MM
                     o   $40MM in miscellaneous reserves
                o Security deposits in the form of letters of credit for $288.8MM

                 Of the six aircraft off-lease, three were subject to lease agreements and one was subject to a letter of intent as of January 31, 2001. The remaining two unplaced aircraft represented 0.34% of our portfolio by appraised value as of January 31, 2001.

ADJUSTMENT       Subject to rating agency approval, as of the closing date the
TO LIQUIDITY     miscellaneous reserve amount is expected to be reduced to $nil
RESERVES         and, solely for purposes of the "First Collection Account
                 Top-Up" described in the Priority of Payments on page 14, the maintenance reserve amount is expected to be reduced to $60 million. The reduction of the miscellaneous reserve amount would result in the payment of the outstanding class A principal adjustment amount ($38.6 million as of February 15, 2001) and any remaining amount would be applied towards reduction of the deferred scheduled principal payment on the class C notes. The reduction of the maintenance reserve amount would allow an additional amount of up to $20 million to be applied to minimum hedge payments, class A minimum principal, class B interest, class B minimum principal and class C and D interest, but would require that amount to be retained in the Collection Account prior to payment of class A principal adjustment amount or any other amounts ranking junior to the "Second Collection Account Top-Up" under the Priority of
                 Payments.

APPRAISED VALUE  At January 31, 2001, the average of the three appraised values from Airclaims Limited, Aircraft Information Systems, Inc. and BK Associates, Inc., for the remaining 193 aircraft in the portfolio was $3,135.4 million (the "Appraised Value").

AIRCRAFT SUMMARY o At January 31, 2001, APG's portfolio of aircraft consisted of
                 28 (% BY APPRAISED VALUE) different aircraft types
                 o Major aircraft types as a percentage of total appraised value are as follows:
                     o 16.8% Boeing 737-400
                     o 13.8% McDonnell Douglas MD-83
                     o 10.4% Airbus A320-200
                     o 7.0% Boeing 737-500
                     o 6.2% Boeing 737-300/-300QC
                     o 3.5% Boeing 757-200

                             I. TRANSACTION OVERVIEW
                                   (continued)

LESSEES            As of January 31, 2001, APG had:
(% BY              o  66 lessees in 35 countries
APPRAISED VALUE)   o  Largest lessee, Air Canada, represented 9.0% of the
                      portfolio
                   o  Largest country, U.S., represented 13.1% of the portfolio
                   o  Average remaining contracted lease term was 29 months
                   o  All existing leases are denominated in U.S. dollars

SERVICER GE Capital Aviation Services, Limited ("GECAS") is the servicer for APG's portfolio. GECAS is headquartered in Shannon, Ireland where it had 97 employees as of January 31, 2001. GE Capital Aviation Services, Inc., of which GECAS is a subsidiary, has a further 130 employees worldwide and has operations in Stamford, Connecticut; Shannon, Ireland; Miami, Florida and a number of other locations.

                  GECAS is a global commercial aviation financial services company that offers a range of aircraft financial products and provides management, marketing and technical support services to airlines, aircraft owners, lenders and investors as well as various of its affiliates and other third parties, including the GE Group, Aircraft Finance Trust, debis AirFinance Ireland and Airplanes Group. As of January 31, 2001, GECAS and its affiliates managed a portfolio consisting of 1,071 aircraft on lease to more than 161 lessees in 62 countries throughout the world. As of January 31, 2001, GECAS had also committed to purchase a total of 417 new aircraft from manufacturers, deliverable through December 2007. On November 20, 1998, GECAS' affiliate, GE Capital, acquired the class E notes previously held by GPA Group (now known as debis AirFinance Ireland) and its subsidiaries. GECAS holds 5% of the ordinary share capital of Airplanes Holdings, and GE Capital has an option to acquire the residual interest in Airplanes U.S. Trust from AerFi, Inc.

                  The servicer does not assume any liability or accountability for (i) the terms and conditions of the Certificates, (ii) the ability of Airplanes Group to comply with the terms and conditions of the Certificates or the Guarantees and (iii) the structuring or implementation of any aspect of the various transactions contemplated by this Preliminary Term Sheet.

                  The duties and obligations of the servicer are limited to those expressly set forth in the Servicing Agreement and the servicer does not have any fiduciary or other implied duties or obligation to Airplanes Group or any other person, including any certificateholder.

                            I. TRANSACTION OVERVIEW
                                   (continued)


OWNERSHIP STRUCTURE

 [Chart showing ownership structure of Airplanes Group as of January 31, 2001.]

                                   II. STRUCTURAL SUMMARY


ISSUER Airplanes Pass Through Trust, a New York trust, established in March 1996

EXPECTED PRICING DATE   On or about March 6, 2001

EXPECTED SETTLEMENT     March 15, 2001
                        Same-day funds through DTC, Clearstream and Euroclear

PAYMENT DATES           The 15th of every month, beginning April 16, 2001


DAY COUNT BASIS         Actual/360

REDEMPTION PROVISIONS   o Premium redemption rates for early redemptions and
                          refinancings
                        o Redemptions from available collections to be made
                          without premium

REDEMPTION OF THE
SUBCLASS A-9
CERTIFICATES

                         REDEMPTION DATE                      REDEMPTION PREMIUM
                         ---------------                      ------------------
                         After March 15, 2001.............           101.00%
                         On or after March 15, 2002.......           100.50%
                         On or after March 15, 2003.......           100.00%

                             II. STRUCTURAL SUMMARY
                                   (continued)

EXCHANGE OFFER    If the subclass A-9 certificates are not registered and
AND REGISTRATION  exchanged through an exchange offer on or before December 17,
REQUIREMENT       2001, the interest rate on the subclass A-9 certificates will increase by 0.50% per annum until such an exchange offer is completed or registration statement is declared effective by the SEC.

RATED FINAL       March 15, 2019
MATURITY DATE

MINIMUM           The subclass A-9 Certificates will be issued in denominations
DENOMINATIONS     of US$100,000 and integral multiples of US$1,000 in excess thereof. The subclass A-9 Certificates will be subject to certain restrictions on transfer until the exchange offer therefor is consummated.

ERISA ELIGIBILITY The subclass A-9 Certificates may be eligible for purchase by an employee benefit plan or other plan subject to Title 1 of ERISA or Section 4975 of the United States Internal Revenue Code of 1986, as amended.

LISTING           Luxembourg Stock Exchange



LEASES Most of the leases are operating leases under which APG generally retains the benefit and bears the risk of the residual value of the aircraft at the end of the lease.

                  The lessees are obliged to make rental payments and generally assume responsibility for:

                  o  ensuring proper operation and maintenance of the aircraft

                  o providing indemnification and insurance for losses resulting from operation of the aircraft

                  o paying all costs of operating and maintaining the aircraft and keeping the aircraft free of liens

                  o complying with all governmental licensing and other requirements

                  o grossing up payments where payments are subject to withholding or other taxes

                            II. STRUCTURAL SUMMARY
                                   (continued)


ANNUAL LEASE REMARKETING TASKS

     [Chart showing percentage by appraised value of leases ending in each of years 2001 through 2005, broken down by aircraft type.]

                            II. STRUCTURAL SUMMARY
                                   (continued)


PRIORITY OF PAYMENTS

            [Chart showing priority of payments under the indentures]

                                III. ASSUMPTIONS

BASE CASE ASSUMPTIONS

Under the base case assumptions, the chart below summarizes monthly cash amounts available to service the certificates.

                                             % OF LEASE
                CASH FLOWS                     RENTALS                         AIRPLANES GROUP ASSUMPTIONS
-------------------------------------        -----------  ----------------------------------------------------------------------

LEASE RENTALS                                  100.0%     o    Lease  rental  rollout  assumption  has changed  from  original transaction and 1998 Refinancing base case (detail next page)
                                                          o    Sale at the end of useful  life for 12% of  assumed  value when new (1)

Less:    NET STRESS-RELATED COSTS               (6.0%)    o    6.0% of lease  rentals  assumed lost due to aircraft  downtime, bad debts, and aircraft repossession costs, offset by security deposits drawn after an event of default and any other lease income which includes lease termination payments and default interest

Plus:    INTEREST EARNED                       + 2.0%     o    One month LIBOR on all cash balances

Plus:    NET MAINTENANCE                       + 0.0%     o    Maintenance receipts assumed to equal maintenance expenses

Less:    AIRCRAFT OPERATING EXPENSES            (5.0%)    o    5.0% per annum of lease rentals
         SG&A                                   (8.0%)(2) o    SG&A expenses represent the sum of
                                                               o Servicer fees payable to GECAS and administrative fees payable to the administrative agent, both of which contain a portion which will decrease proportionately with the number of aircraft remaining in the portfolio after APG's portfolio has been reduced to 153 aircraft
                                                               o Cash manager fees
                                                               o Other SG&A and other expenses

Equals:  CASH AVAILABLE TO                      83.0%     o    83.0% of lease rentals  available to pay interest and principal
CERTIFICATEHOLDERS                                             on the notes and certificates

-----------------
(1) Except for 3 B737-200As leased to Air Canada under finance leases which, in line with the terms of such finance leases, are assumed to have a residual value of $1 million each at the expiry of current lease
(2) As percentage of Assumed First Year's Lease Rentals

                                IV STRESS TESTS
                                  (continued)

                                                                    ORIGINAL TRANSACTION
                                                                    AND 1998 REFINANCING         2001 REFINANCING
                                                                    --------------------         ----------------
Annual decline in lease rate: Age of Aircraft (in years, % per annum):
         1-5.................................................               0.0                        2.0
         6-15................................................               0.0                        1.0
         16-20...............................................               6.0                        3.0
         Thereafter..........................................               6.0                        5.0

         Sale Value at End of Useful Life....................               0.0%                    12.0% (1)

         Useful Life (yrs) for Passenger Aircraft............            20.0-25.0                  22.5-25.0

         Useful Life (yrs) for Freighters (2)................               20.0                       20.0

         Stress Costs........................................              (6.0%)                     (6.0%)

         Maintenance.........................................               0.0%                       0.0%

         Interest Earned.....................................              +2.0%                      +2.0%

         Aircraft Operating Expenses.........................              (2.0%)                     (5.0%)

         SG&A................................................              (7.5%)                     (8.0%)
                                                                           ------                     ------

Net Cash to Certificate holders                                           + 86.5%                    + 83.0%


-----------------
(1) Except for 3 B737-200As leased to Air Canada under finance leases which, in line with the terms of such finance leases, are assumed to have a residual value of $1 million each at the expiry of current lease
(2) Years from the date of conversion to freighter service

                                IV STRESS TESTS
                                  (CONTINUED)

USEFUL LIFE ASSUMPTIONS

                                    AIRCRAFT                     EXPECTED USEFUL
                                      TYPE                       LIFE (YRS.) (1)
                                    --------                     ---------------
Passenger Jet Aircraft              A300                                 25.0
                                    A320-200                             25.0
                                    B727-200A                            22.5
                                    B737-200A                            25.0
                                    B737-300/400/500                     25.0
                                    B757-200                             25.0
                                    B767-200ER/300ER                     25.0
                                    DC9-32/51                       22.5-25.0
                                    F-100                                25.0
                                    MD-11                                25.0
                                    MD-82/3/7                            25.0
Freighter Jet Aircraft (2)          B747-200SF                           20.0
                                    DC8-71F/73CF                         20.0
Turboprops                          ATR42-300                            22.5
                                    DHC8-100/300/300C                    22.5
                                    METRO-III                            22.5


(1) We assume that each aircraft has an expected useful life that corresponds to its aircraft type as set forth in the table above or, if longer, the number of years from the date of manufacture or conversion to freighter service of the aircraft to the date of termination of the current lease of the aircraft

(2) Expected Useful Life in years from the date of conversion to freighter service

                                IV STRESS TESTS
                                  (continued)

BASE CASE RESULTS

Percent of Initial Outstanding Principal Balance of the Certificates under the Base Case:

                                                                                  AGGREGATE CLASS A
                                     SUBCLASS  SUBCLASS  SUBCLASS   SUBCLASS  CERTIFICATES, INCLUDING
PAYMENT DATE OCCURRING IN MARCH         A-4       A-6       A-8       A-9     REFINANCING CERTIFICATES
-------------------------------         ---       ---       ---       ---     ------------------------

2001 (Closing Date)                    100%       48%      100%      100%                 81%
2002                                   100%       31%      100%      100%                 75%
2003                                     0%       14%        0%      100%                 68%
2004                                     0%        0%        0%       95%                 62%
2005                                     0%        0%        0%       65%                 55%
2006                                     0%        0%        0%       32%                 47%
2007                                     0%        0%        0%        3%                 40%
2008                                     0%        0%        0%        0%                 34%
2009                                     0%        0%        0%        0%                 28%
2010                                     0%        0%        0%        0%                 23%
2011                                     0%        0%        0%        0%                 17%
2012                                     0%        0%        0%        0%                 12%
2013                                     0%        0%        0%        0%                  8%
2014                                     0%        0%        0%        0%                  5%
2015                                     0%        0%        0%        0%                  2%
2016                                     0%        0%        0%        0%                  1%
2017                                     0%        0%        0%        0%                  0%

Weighted Average Life (yrs)             2.0       1.5       2.0       4.5                 6.4


                                IV STRESS TESTS
                                  (continued)

DECLINING BALANCES OF THE CERTIFICATES UNDER THE BASE CASE


     [Graph showing declining balances of the certificates and the expected portfolio value 2001-2017.]

                                IV STRESS TESTS


1.   EFFECT OF INABILITY TO REFINANCE SUBCLASS A-4 AND SUBCLASS A-8 CERTIFICATES

The table below is based on the assumptions, except that the assumption has been made that no refinancing certificates are issued. If no refinancings occur, the expected maturity (Exp) and weighted average life (Avg) of the subclass A-9 certificates would be as set forth below.

         EXPECTED MATURITIES AND WEIGHTED AVERAGE LIVES OF CERTIFICATES

                                                 EXPECTED MATURITY/WEIGHTED AVERAGE LIFE
                                  ------------------------------------------------------------------------
                                               BASE CASE                        NO REFINANCINGS
                                  ------------------------------------------------------------------------
                                        EXP               AVG                EXP                AVG
Subclass A-9                            6.2               4.5                15.9              11.4


2.   MINIMUM REVENUE PERCENTAGE REQUIRED TO REPAY CERTIFICATES

The following tables show the minimum percentage of lease rentals that will be necessary to repay all interest and principal on the class A certificates by their final maturity date. If APG received actual revenues below the percentages of lease rentals indicated below and all of the other assumptions proved to be correct, APG would be unable to make the required payments on the notes and certificates, which would constitute an event of default.

               PERCENTAGE OF LEASE RENTALS NECESSARY TO REPAY THE
            CERTIFICATES BY THE FINAL MATURITY DATE ASSUMING ACTUAL
 EXPERIENCE CORRESPONDS TO THE BASE CASE UNTIL THE BEGINNING OF THE YEAR STATED

                                    CLOSING DATE         YEAR 3             YEAR 6           YEAR 10
                                    ------------         ------             ------           -------

Class A                                57.5%             54.5%              48.0%             36.0%


                                IV STRESS TESTS
                                  (continued)

3.   EFFECT OF A PERMANENT CHANGE IN LEASE RENTALS

The tables below have been prepared based on the assumptions, except that the revenue received by APG from lease rentals has been varied by the indicated percentages, beginning in years 3 and 6. If APG received actual lease rentals as indicated below and all of the other assumptions proved to be correct, then the expected maturity and weighted average life of the subclass A-9 certificates would be as set forth below.

  EXPECTED MATURITIES AND WEIGHTED AVERAGE LIVES OF SUBCLASS A-9 CERTIFICATES
       ASSUMING A PERMANENT CHANGE IN LEASE RENTALS, BEGINNING IN YEAR 3

         PERMANENT CHANGE IN LEASE RENTALS AS A PERCENTAGE OF LEASE RENTALS
         ------------------------------------------------------------------
                                  EXP       AVG
                                 -----     -----
                                    (YEARS)
Base Case + 10%                  6.2       4.4
Base Case + 5%                   6.2       4.4
Base Case                        6.2       4.5
Base Case - 5%                   6.8       4.9
Base Case - 10%                  6.9       5.2


  EXPECTED MATURITIES AND WEIGHTED AVERAGE LIVES OF SUBCLASS A-9 CERTIFICATES
       ASSUMING A PERMANENT CHANGE IN LEASE RENTALS, BEGINNING IN YEAR 6

         PERMANENT CHANGE IN LEASE RENTALS AS A PERCENTAGE OF LEASE RENTALS
         -------------------------------------------------------------------

                                 EXP       AVG
                                -----     -----
                                    (YEARS)
Base Case + 10%                 6.2       4.5
Base Case + 5%                  6.2       4.5
Base Case                       6.2       4.5
Base Case - 5%                  6.3       4.5
Base Case - 10%                 6.5       4.6


                                IV STRESS TESTS
                                  (continued)

4.   EFFECT OF A PERMANENT DECLINE IN PORTFOLIO VALUE

The following tables show the expected maturity and weighted average life of the subclass A-9 certificates if the adjusted portfolio values permanently declined to a given percentage of the expected portfolio value, beginning in years 1 and 5.

   EXPECTED MATURITIES AND WEIGHTED AVERAGE LIVES OF SUBCLASS A-9 CERTIFICATES
      ASSUMING A PERMANENT CHANGE IN PORTFOLIO VALUE, BEGINNING IN YEAR 1

                   ADJUSTED PORTFOLIO VALUE AS A PERCENTAGE OF
                   EXPECTED PORTFOLIO VALUE BEGINNING IN YEAR 1
                 -----------------------------------------------

                         EXP       AVG
                        -----     -----
                           (YEARS)
110%                    6.8       5.1
105%                    6.5       4.8
Base Case (100%)        6.2       4.5
95%                     6.2       4.5
90%                     6.2       4.5


   EXPECTED MATURITIES AND WEIGHTED AVERAGE LIVES OF SUBCLASS A-9 CERTIFICATES
       ASSUMING A PERMANENT CHANGE IN PORTFOLIO VALUE, BEGINNING IN YEAR 5

                   ADJUSTED PORTFOLIO VALUE AS A PERCENTAGE OF
                   EXPECTED PORTFOLIO VALUE BEGINNING IN YEAR 5
                   --------------------------------------------
                      EXP       AVG
                     -----     -----
                         (YEARS)
110%                  6.8       4.9
105%                  6.5       4.7
Base Case (100%)      6.2       4.5
95%                   6.2       4.5
90%                   6.2       4.5